UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

(Exact name of registrant as specified in its charter)

Delaware	1-14987	31-1333930
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8323 Walton Parkway New Albany, Ohio	43054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 775-3500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 20, 2009, Tween Brands, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended May 2, 2009. A copy of the Company’s press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

The Company will also present its financial results for the first quarter ended May 2, 2009 during a conference call on May 20, 2009 at 9:00 a.m. EDT, which will be broadcast via Internet webcast. Investors can listen to the call through the Company’s website, www.tweenbrands.com.

The information contained or incorporated by reference in this Form 8-K contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “target,” “predict,” “believe,” “intend,” “plan,” “expect,” “hope,” “risk,” “could,” “pro forma,” “potential,” “prospect,” “outlook,” “forecast,” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information, and include, but are not limited to, statements in the accompanying press release regarding the company’s earnings outlook and store growth plans for 2009. These forward-looking statements involve various important risks, uncertainties and other factors that could cause our actual results for 2009 and beyond to differ materially from those expressed. The following factors, among others, could affect our future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in this Form 8-K:

•	Effectiveness of converting Limited Too stores to Justice stores;

•	Ability to convert Limited Too customers to the Justice brand;

•	Risk that the benefits expected from the brand conversion program will not be achieved or may take longer to achieve than expected;

•	Ability to grow or maintain comparable store sales;

•	Decline in the demand for our merchandise;

•	Ability to develop new merchandise;

•	The impact of competition and pricing;

•	Level of mall and power center traffic;

•	Effectiveness of expansion into new or existing markets;

•	Effectiveness of store remodels;

•	Availability of suitable store locations at appropriate terms;

•	Effectiveness of our brand awareness and marketing programs;

•	Ability to enforce our licenses and trademarks;

•	Ability to hire and train associates;

•	Ability to successfully launch a new brand;

•	A significant change in the regulatory environment applicable to our business;

•	Risks associated with our sourcing and logistics functions;

•	Changes in existing or potential trade restrictions, duties, tariffs or quotas;

•	Currency and exchange risks;

•	Changes in consumer spending patterns, consumer preferences and overall economic conditions;

•	The security of our computer network;

•	Outcome of various legal proceedings;

•	Impact of product recalls;

•	Ability to comply with restrictions and covenants in our credit facilities;

•	Ability to service our debt;

•	The potential impact of health concerns relating to severe infectious diseases, particularly on manufacturing operations of our vendors in Asia and elsewhere;

•	Potential impairment of long-lived assets;

•	Ability to satisfy NYSE continued listing standards;

•	Acts of terrorism in the U.S. or worldwide; and

•	Other risks that may be described in other reports and filings we make with the Securities and Exchange Commission.

Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. The inclusion of forward-looking statements should not be regarded a representation by us, or any other person, that our objectives will be achieved. The forward-looking statements made herein are based on information presently available to us, as the management of the Company. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01. Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1 *	Press Release, dated May 20, 2009, entitled “Tween Brands Reports First Quarter 2009 Results.”

* Furnished with this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEEN BRANDS, INC.

Date: May 20, 2009	By: /s/ Rolando de Aguiar
Rolando de Aguiar
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1 *	Press Release, dated May 20, 2009, entitled “Tween Brands Reports First Quarter 2009 Results.”

* Furnished with this report.